MetLife Investors

                          Variable Annuity Application

MetLife Investors Variable Annuity Class AA

                                                  Send Application and check to:
                               MetLife Investors Insurance Company of California
                                           Policy Service Office: P.O. Box 10366
                                                     Des Moines, Iowa 50306-0366
                                               For assistance call: 800 848-3854
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ACCOUNT INFORMATION
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
1.   Annuitant
------------------------------------------------------------------------------------------------------------------------------------

____________________________________________________________     Social
Name      (First)        (Middle)       (Last)                   Security Number ________________--________________--_______________

                                                                 Sex  [ ] M  [ ] F      Date of Birth _______/ ______/ ______

____________________________________________________________
Address   (Street)       (City)         (State)   (Zip)          Phone ( ______) ___________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

2.   Owner (Complete only if different than Annuitant)
------------------------------------------------------------------------------------------------------------------------------------
Correspondence is sent to the Owner.
                                                                 Social
____________________________________________________________     Security/Tax ID Number ______________--_____________--_____________
Name      (First)        (Middle)       (Last)
                                                                 Sex  [ ] M  [ ] F      Date of Birth/Trust _______/ _______/ ______

____________________________________________________________
Address   (Street)       (City)         (State)   (Zip)          Phone ( ______) ___________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

3.   Joint Owner
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Social
____________________________________________________________     Security Number ________________--________________--_______________
Name      (First)        (Middle)       (Last)
                                                                 Sex  [ ] M  [ ] F      Date of Birth _______/ ______/ ______

____________________________________________________________
Address   (Street)       (City)         (State)   (Zip)          Phone ( ______) ___________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

4.   Beneficiary
--------------------------------------------------------------------------------
Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                    -           -
________________________________________________________________________________
Primary Name       Address    Relationship    Social Security Number      %

                                                    -           -
________________________________________________________________________________
Primary Name       Address    Relationship    Social Security Number      %

                                                    -           -
________________________________________________________________________________
Contingent Name    Address    Relationship    Social Security Number      %

                                                    -           -
________________________________________________________________________________
Contingent Name    Address    Relationship    Social Security Number      %

--------------------------------------------------------------------------------

5.   Plan Type

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
[ ] NON-QUALIFIED
QUALIFIED
[ ] 401
[ ] 403(b) TSA Rollover*

408 IRA* (check one of the options listed below)

Traditional IRA                 SEP IRA                         Roth IRA
-----------------------------   -----------------------------   -----------------------------
[ ] Transfer                    [ ] Transfer                    [ ] Transfer
[ ] Rollover                    [ ] Rollover                    [ ] Rollover
[ ] Contribution - Year______   [ ] Contribution - Year______   [ ] Contribution - Year______
*The annuitant and owner must be the same person.
---------------------------------------------------------------------------------------------

6.   Purchase Payment
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Funding Source of Purchase Payment
----------------------------------
[ ] 1035 Exchange               [ ] Check                       [ ] Wire

Initial Purchase Payment $ _____________________________________________________
                                 Make Check Payable to MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
     $5,000 Non-Qualified      $2,000 Qualified

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9029 (11/00)                                                       APPVA-504 ACA

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RIDERS
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7.   Benefit Riders (subject to state availability and age restrictions)
--------------------------------------------------------------------------------
These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. Once elected these options may not be changed.

1) [ ] Living Benefit Rider (GMIB)

2) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).
     [ ] Principal Protection
     [ ] Annual Step-up
     [ ] Compounded-Plus

3) [ ] Earnings Preservation Benefit Rider

4) [ ] Other ____________________________________________________________
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COMMUNICATIONS
--------------------------------------------------------------------------------

8.   Telephone Transfer
--------------------------------------------------------------------------------
I (We) authorize MetLife Investors Insurance Company of California (MetLife Investors) or any person authorized by MetLife Investors to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following
(check applicable boxes): [ ] Owner(s)     [ ] Registered Representative/Agent
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURES
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9.   Fraud Statement
--------------------------------------------------------------------------------
Notice to Applicant:

For Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Pennsylvania, Tennessee and Washington D.C. Residents: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

For Florida Residents: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
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10.  Special Requests
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

11.  Replacements
--------------------------------------------------------------------------------
Does the applicant have any existing life insurance policies
or annuity contracts?                                            [ ] Yes  [ ] No

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                                [ ] Yes  [ ] No

If "Yes," applicable disclosure and replacement forms
must be attached.
--------------------------------------------------------------------------------

12.  Acknowledgement and Authorization
--------------------------------------------------------------------------------
I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors Variable Annuity Account Five. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


________________________________________________________________________________
          (Owner Signature & Title, Annuitant unless otherwise noted)


________________________________________________________________________________
                        (Joint Owner Signature & Title)


________________________________________________________________________________
                  (Signature of Annuitant if other than Owner)


Signed at ______________________________________________________________________
                             (City)                   (State)


Date ___________________________________________________________________________

--------------------------------------------------------------------------------

13.  Agent's Report
--------------------------------------------------------------------------------


________________________________________________________________________________
                                Agent's Signature


________________________________________________________________________________
                                     Phone


________________________________________________________________________________
                            Agent's Name and Number


________________________________________________________________________________
                            Name and Address of Firm


________________________________________________________________________________
                   State License ID Number (Required for FL)


________________________________________________________________________________
                             Client Account Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Office Program Information:
--------------------------------
Select one. Once selected, the option cannot be changed.

Option A _____________________________    Option B______________________________
Default as defined in the Selling Agreement or determined by firm.
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9029 (11/00)                                                      APPVA-504 AACA

                                                                                                      Send Application and check to:
                                                                    MetLife Investors Insurance Company of California Policy Service
                           Variable Annuity Application                                                       Office: P.O. Box 10366
                                                                                                         Des Moines, Iowa 50306-0366
MetLife Investors Variable Annuity Class B                                                         For assistance call: 800 848-3854

 ACCOUNT INFORMATION

1. Annuitant
------------------------------------------------------------------------------------------------------------------------------------

   ____________________________________________________________________________  Social
   Name            (First)        (Middle)      (Last)                           Security Number _________ -- _________ -- _________

                                                                                 Sex [_] M [_] F    Date of Birth _____/______/_____

   ____________________________________________________________________________
   Address         (Street)       (City)        (State)      (Zip)               Phone ( _______) __________________________________
------------------------------------------------------------------------------------------------------------------------------------
2. Owner (Complete only if different than Annuitant)
------------------------------------------------------------------------------------------------------------------------------------
   Correspondence is sent to the Owner.
                                                                                 Social
   ____________________________________________________________________________  Security/Tax ID Number ______ -- _______ -- _______
   Name            (First)        (Middle)      (Last)

                                                                                 Sex [_] M [_] F    Date of Birth/Trust ____/___/___

   ____________________________________________________________________________
   Address         (Street)       (City)        (State)      (Zip)               Phone ( _______) __________________________________
------------------------------------------------------------------------------------------------------------------------------------
3. Joint Owner
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Social
   ____________________________________________________________________________  Security Number _________ -- _________ -- _________
   Name            (First)        (Middle)      (Last)

                                                                                 Sex [_] M [_] F    Date of Birth _____/______/_____

   ____________________________________________________________________________
   Address         (Street)       (City)        (State)      (Zip)               Phone ( _______) __________________________________
------------------------------------------------------------------------------------------------------------------------------------
4. Beneficiary
------------------------------------------------------------------------------------------------------------------------------------
   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint
   Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                                                                     -        -
   _________________________________________________________________________________________________________________________________
   Primary Name                           Address                         Relationship         Social Security Number              %

                                                                                                     -        -
   _________________________________________________________________________________________________________________________________
   Primary Name                           Address                         Relationship         Social Security Number              %

                                                                                                     -        -
   _________________________________________________________________________________________________________________________________
   Contingent Name                        Address                         Relationship         Social Security Number              %

                                                                                                      -       -
   _________________________________________________________________________________________________________________________________
   Contingent Name                        Address                         Relationship         Social Security Number              %
------------------------------------------------------------------------------------------------------------------------------------
5. Plan Type                                                                     6. Purchase Payment
-----------------------------------------------------------------------------   ----------------------------------------------------
   [_] NON-QUALIFIED                                                             Funding Source of Purchase Payment
                                                                                 ----------------------------------
   QUALIFIED                                                                     [_] 1035 Exchange    [_] Check       [_] Wire
   [_]  401
   [_]  403(b) TSA Rollover*
                                                                                 Initial Purchase
   408 IRA* (check one of the options listed below)                              Payment $__________________________________________
                                                                                           Make Check Payable to MetLife Investors
   Traditional IRA           SEP IRA                   Roth IRA
   ---------------           -------                   --------                  (Estimate dollar amount for 1035 exchanges,
   [_] Transfer              [_] Transfer              [_] Transfer              transfers, rollovers, etc.)
   [_] Rollover              [_] Rollover              [_] Rollover
   [_] Contribution - Year__ [_] Contribution - Year__ [_] Contribution - Year__ Minimum Initial Purchase Payment:
   *The annuitant and owner must be the same person.                                $5,000 Non-Qualified $2,000 Qualified
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9029(11/00)                                                                                                           (APPVA-504BCA)
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

 RIDERS                                                                        11. Replacements
                                                                               ----------------------------------------------------
7. Benefit Riders (subject to state availability and age restrictions)         Does the applicant have any existing
-----------------------------------------------------------------------------  life insurance policies or annuity
                                                                               contracts?                            [_] Yes [_] No
 These riders may only be chosen at time of application. Please note, there
 are additional charges for the optional riders. Once elected these options    Is this annuity being purchased to
 may not be changed.                                                           replace any existing life insurance
                                                                               or annuity policy(ies)?               [_] Yes [_] No
 1) [_] Lifetime Income Solution
                                                                               If "Yes," applicable disclosure
 2) Death Benefit Riders (Check one. If no election is made, the Principal     and replacement form must be attached.
    Protection option will apply).
                                                                               12. Acknowledgement and Authorization
        [_] Principal Protection                                               ----------------------------------------------------
        [_] Annual Step-Up                                                     I (We) agree that the above information and
        [_] Compounded-Plus                                                    statements and those made on all pages of this
                                                                               application are true and correct to the best of my
 3) [_] Earnings Preservation Benefit Rider                                    (our) knowledge and belief and are made as the basis
                                                                               of my (our) application. I (We) acknowledge receipt
 4) [_] Other ____________________________________________________             of the current prospectus of MetLife Investors
-----------------------------------------------------------------------------  Variable Annuity Account Five. PAYMENTS AND VALUES
                                                                               PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
 COMMUNICATIONS                                                                MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO
                                                                               DOLLAR AMOUNT.
8. Telephone Transfer                                                          ----------------------------------------------------
-----------------------------------------------------------------------------
                                                                               -----------------------------------------------------
 I (We) authorize MetLife Investors Insurance Company of California            _____________________________________________________
 (MetLife Investors) or any person authorized by MetLife Investors to               (Owner Signature & Title, Annuitant unless
 accept telephone transfer instructions and/or future payment allocation                           otherwise noted)
 changes from me (us) and my Registered Representative/Agent. Telephone
 transfers will be automatically permitted unless you check one or both of     _____________________________________________________
 the boxes below indicating that you do not wish to authorize telephone                   (Joint Owner Signature & Title)
 transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.
                                                                               _____________________________________________________
 I (We) DO NOT wish to authorize telephone transfers for the following              (Signature of Annuitant if other than Owner)
 (check applicable boxes): [_] Owner(s) [_] Registered Representative/Agent
-----------------------------------------------------------------------------  Signed at ___________________________________________
                                                                                                (City)                (State)
 SIGNATURES

9. Fraud Statement                                                             Date ________________________________________________
-----------------------------------------------------------------------------
 Notice to Applicant:                                                          -----------------------------------------------------

 For Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Pennsylvania,            13. Agent's Report
 Tennessee and Washington D.C. Residents: Any person who knowingly and with    -----------------------------------------------------
 intent to defraud any insurance company or other person files an
 application or submits a claim containing any materially false information    _____________________________________________________
 or conceals for the purpose of misleading, information concerning any fact                      Agent's Signature
 material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.
                                                                               _____________________________________________________
 For Florida Residents: Any person who knowingly and with intent to injure,                            Phone
 defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is
 guilty of a felony of the third degree.                                       _____________________________________________________
                                                                                              Agent's Name and Number
 For New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to
 criminal and civil penalties.                                                 _____________________________________________________
-----------------------------------------------------------------------------                Name and Address of Firm

 10. Special Requests
-----------------------------------------------------------------------------  _____________________________________________________
                                                                                     State License ID Number (Required for FL)


                                                                               _____________________________________________________
                                                                                               Client Account Number

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9029(11/00)                                                                                                           (APPVA-504BCA)
-----------------------------------------------------------------------------  -----------------------------------------------------